UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2025

MacKenzie Realty Capital, Inc.
(Exact Name of Registrant as Specified in Its Charter)

000-55006
(Commission File Number)

Maryland	45-4355424
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

89 Davis Road, Suite 100
Orinda, California 94563
(Address of principal executive offices, including zip code)

(925) 631-9100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 per value	MKZR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2025, MacKenzie Realty Capital, Inc. (“we” or the “Company”) entered into a securities purchase agreement (“SPA”) with a single institutional investor (the “Purchaser”) pursuant to which the company agreed to offer and sell (i) in a registered direct offering (the “Registered Offering”), (x) 1,534,034 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and (y) pre-funded warrants to purchase up to 1,292,265 shares of Common Stock (the “Pre-Funded Warrants”) and (ii) in a concurrent private placement (the “Private Placement” and together with the Registered Offering, the “Offering”), unregistered warrants to purchase up to an aggregate of 4,239,448 shares of Common Stock (“Common Stock Warrants”). The purchase price for each Share and the exercise price for each Common Stock Warrant to purchase one share of Common Stock is $1.71 per Share, and the purchase price for each Pre-Funded Warrant to purchase one share of Common Stock is $1.7099. The Common Stock Warrants consist of Series A Common Stock Warrants (“Series A Common Stock Warrants”) and Series B Common Stock Warrants (“Series B Common Stock Warrants”). The Series A Common Stock Warrants will be exercisable to purchase up to 1,413,149 shares of Common Stock following the six-month anniversary of the closing date of the Offering and will expire 18 months from the date of issuance. The Series B Common Stock Warrants will be exercisable to purchase up to 2,826,299 shares of Common Stock following the six-month anniversary of the closing date of the Offering and will expire five years from the date of issuance. The Company and the Purchaser have no other material relationship.

The shares of Common Stock and Pre-Funded Warrants in the Registered Offering are being offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-283478) filed with the Securities and Exchange Commission (the “SEC”) on November 26, 2024, including the amendments to the Company’s shelf registration statement on Form S-3/A filed with the SEC on December 23, 2024 and January 10, 2025, which was declared effective by the SEC on January 15, 2025, and a base prospectus dated January 15, 2025, included as part of the registration statement. The Registered Offering has been made by means of a prospectus supplement filed with the SEC on March 3, 2025, filed with the SEC pursuant to Rule 424(b) under the Securities Act.

The gross proceeds to the Company from the Offering are approximately $4.8 million before deducting the placement agent’s fees and other offering expenses payable by the Company. The Offering closed on March 3, 2025.

On February 28, 2025, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (“Maxim” or the “Placement Agent”) pursuant to which the Company engaged the Placement Agent as the exclusive placement agent in connection with the Offering. The Company agreed to pay the Placement Agent a cash fee equal to 7.0% of  gross proceeds from the sale of Shares, Pre-Funded Warrants and Common Stock Warrants to the Purchaser. The Company also agreed to reimburse the Placement Agent for out-of-pocket expenses, including the reasonable legal fees of its counsel not to exceed $75,000. The Placement Agency Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature. The Company is also party to an Equity Distribution Agreement with Maxim as previously disclosed in the Company’s Current Report filed with the SEC on January 15, 2025, and a Letter Agreement with Maxim disclosed in the Company’s Current Report filed with the SEC on August 27, 2024.

The foregoing descriptions of the Placement Agency Agreement, SPA, Series A Common Stock Warrants, Series B Common Stock Warrants and Pre-Funded Warrant filed as Exhibits 10.1, 10.2, 4.1, 4.2, and 4.3, respectively, to this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by the full text of each respective document.

Opinions of Venable LLP and Husch Blackwell LLP with respect to the validity of the Shares, Pre-Funded Warrants and shares of Common Stock underlying the Pre-Funded Warrants are filed herewith as Exhibit 5.1(a) and Exhibit 5.1(b), respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information included above in Item 1.01 relating to the Common Stock Warrants and the shares of Common Stock issuable upon exercise of the Common Stock Warrants is incorporated by reference into this Item 3.02 in its entirety. The Common Stock Warrants described above are being offered and sold by the Company in a transaction not involving a public offering exclusively to an accredited investor under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder and, along with the shares of Common Stock underlying such Common Stock Warrants, have not been registered under the Securities Act or applicable state securities law. Accordingly, the unregistered Common Stock Warrants and the underlying shares of Common Stock may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01 Regulation FD Disclosure.

On February 28, 2025, the Company issued a press release announcing the pricing of the Offering described above.  A copy of that press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Series A Common Stock Warrant.
4.2	Form of Series B Common Stock Warrant.
4.3	Form of Pre-Funded Warrant.
5.1(a)	Opinion of Venable LLP regarding legality of securities.
5.1(b)	Opinion of Husch Blackwell LLP regarding the legality of securities.
10.1	Placement Agency Agreement, dated February 28, 2025, between the Company and Maxim Group LLC.
10.2	Securities Purchase Agreement, dated November 18, 2024, between the Company and Purchaser.
23.1	Consent of Venable LLP (included in Exhibit 5.1(a).
23.2	Consent of Husch Blackwell LLP (included in Exhibit 5.1(b).
99.1	Press Release, dated February 28, 2025, announcing pricing of the Offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE REALTY CAPITAL, INC.
(Registrant)

Date: March 3, 2025	By:	/s/ Robert Dixon
Robert Dixon
President